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                                                                    EXHIBIT 99.4

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                               OCEAN ENERGY, INC.,
                             A DELAWARE CORPORATION,
                            AS SUCCESSOR BY MERGER TO
                               OCEAN ENERGY, INC.
                              A TEXAS CORPORATION,
                                   AS ISSUER,

                               OCEAN ENERGY, INC.,
                            A LOUISIANA CORPORATION,
                            AS SUBSIDIARY GUARANTOR,

                                       AND

                              THE BANK OF NEW YORK,
                                   AS TRUSTEE

                              --------------------

                          SECOND SUPPLEMENTAL INDENTURE

                             DATED AS OF MAY 9, 2001

                                       TO

                                SENIOR INDENTURE

                          DATED AS OF SEPTEMBER 1, 1997

                              --------------------

                          7 1/2% SENIOR NOTES DUE 2027





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                          SECOND SUPPLEMENTAL INDENTURE

         SECOND SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation (the "COMPANY"), as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation (the "OLD OCEAN"), Ocean Energy, Inc., a Louisiana corporation and wholly-owned subsidiary of the Company ("OEI SUB"), as subsidiary guarantor, and The Bank of New York, a New York banking corporation, as trustee (the "TRUSTEE").

                                    RECITALS

         WHEREAS, Old Ocean, as Issuer, executed and delivered to the Trustee the Senior Indenture, dated as of September 1, 1997 (the "SENIOR INDENTURE"), providing for the issuance of an aggregate principal amount of $150,000,000 of 7 1/2% Senior Notes due 2027; and

         WHEREAS, Old Ocean, as issuer, and OEI Sub, as subsidiary guarantor, delivered the First Supplemental Indenture, dated as of March 30, 1999 (the "FIRST SUPPLEMENTAL INDENTURE;" together with the Senior Indenture, the "INDENTURE"), to the Trustee, providing for the creation of a Subsidiary Guarantee and changing the name of the Issuer from Seagull Energy Corporation to Old Ocean; and

         WHEREAS, under the terms of an Agreement and Plan of Merger, dated as of March 30, 2001, by and between Old Ocean and the Company (the "MERGER AGREEMENT"), Old Ocean has merged with and into the Company, with the Company as the surviving entity (the "MERGER"); and

         WHEREAS, OEI Sub is a wholly owned subsidiary of the Company and acts as a Subsidiary Guarantor under Section 13 of the Indenture; and

         WHEREAS, under Section 8.1(b) of the Indenture, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or supplemental indenture to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer; and

         WHEREAS, in accordance with Section 9.1(c) of the Indenture, the Company, as successor by merger to Old Ocean, must execute and deliver a supplemental indenture, in a form satisfactory to the Trustee, to the Trustee, expressly assuming the due and punctual payment of the principal of and interest, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, OEI Sub and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

         1. Definitions. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture. For all purposes of this Supplemental Indenture, except as

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otherwise herein expressly provided or unless the context otherwise requires, the words "herein," "hereof" and "hereby" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular section hereof.

         2. Assumption by the Company. The Company hereby (i) expressly assumes all Old Ocean's obligations for the prompt and punctual payment of the principal of and interest, if any, on the Securities , according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by Old Ocean, and (ii) succeeds to, and becomes substituted for, and may exercise every right and power of Old Ocean under the Indenture with the same effect as if the Company had originally been named as the issuer of the Securities under the Indenture.

         3. Change of Corporate Name. Any and all references in the Indenture and the Securities to Seagull Energy Corporation, a Texas corporation, or Ocean Energy, Inc., a Texas corporation, or the "Issuer," will be deemed henceforth to refer to Ocean Energy, Inc., a Delaware corporation.

         4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. This Supplemental Indenture forms a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered will be bound hereby. All prior designations by Old Ocean of "Restricted Subsidiaries," "Subsidiary Guarantors," or "Unrestricted Subsidiaries" or other designations shall continue in effect until changed by the Company in accordance with the Indenture as modified by this Supplemental Indenture.

         5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

         7. Headings. The Section headings herein are for convenience only and do not affect the construction hereof.

                            [Signature Page Follows]




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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                  OCEAN ENERGY, INC., a Delaware corporation



                                  By:   /s/    Stephen A. Thorington
                                        --------------------------------------
                                        Name:  Stephen A. Thorington
                                        Title: Senior Vice President - Finance,
                                               Treasury & Corporate Development


                                  THE BANK OF NEW YORK, as Trustee



                                  By:   /s/    Walter N. Gitlin
                                        --------------------------------------
                                        Name:  Walter N. Gitlin


                                    OCEAN ENERGY, INC., a Louisiana corporation



                                    By:   /s/    William L. Transier
                                          --------------------------------------
                                          Name:  William L. Transier
                                          Title: Executive Vice President and
                                                 Chief Financial Officer




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